UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

USA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Hudson Executive Capital LP

HEC Management GP LLC

HEC Master Fund LP

HEC SPV IV LP

Lisa P. Baird

Douglas G. Bergeron

Douglas L. Braunstein

Jacob Lamm

Michael K. Passilla

Ellen Richey

Anne M. Smalling

Shannon S. Warren

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO THE DEFINITIVE SOLICITATION STATEMENT

This is a supplement to the definitive solicitation statement on Schedule 14A filed by Hudson Executive Capital LP (“Hudson Executive”), a New York-based investment firm, with the Securities and Exchange Commission (“SEC”) on November 15, 2019 (the “Definitive Solicitation Statement”). The Definitive Solicitation Statement was filed in connection with Hudson Executive’s solicitation of revocable consents to request a special meeting of the Company’s shareholders (the “Special Meeting”) from the shareholders of USA Technologies, Inc. (the “Company”).

This supplement is being filed by Hudson Executive with the SEC to supplement certain information contained in the Definitive Solicitation Statement and should be read in conjunction with the Definitive Solicitation Statement, which should be read in its entirety. Except as otherwise set forth below, the information set forth in the Definitive Solicitation Statement remains unchanged. All page references in the information below are to the pages in the Definitive Solicitation Statement, and defined terms used but not defined below have the meanings ascribed to them in the Definitive Solicitation Statement. To the extent that information in this supplement differs from or updates information contained in the Definitive Solicitation Statement, the information in this supplement shall supersede or supplement the information in the Definitive Solicitation Statement.

SUPPLEMENTAL DISCLOSURES TO THE DEFINITIVE SOLICITATION STATEMENT

1.

The disclosure in the Definitive Solicitation Statement in the section “Background To The Solicitation” beginning on page 8 is supplemented by adding the following disclosure to the end of that section:

“•

On November 15, 2019, Hudson filed with the SEC a Definitive Solicitation Statement for the purpose of soliciting revocable consents from shareholders of the Company to request a special meeting of shareholders to consider certain amendments to the Bylaws. Later on November 15, 2019, Hudson Master Fund filed a lawsuit with the Court of Common Pleas of Chester County, Pennsylvania (the “Court”) to invalidate the Company’s Bylaw amendment of November 8, 2019 (the “Retroactive Bylaw Amendment”) that deprives Hudson, and every other shareholder of the Company, of the right to call or otherwise request a special meeting of the shareholders before the first annual meeting of shareholders that is held after November 8, 2019. In its lawsuit, Hudson asks the Court to (i) declare that the Retroactive Bylaw Amendment is invalid, (ii) enjoin the Board from enforcing the Retroactive Bylaw Amendment, and (iii) declare that Hudson’s consent solicitation can proceed without further interference.

•

On November 15, 2019 and November 18, 2019, Gibson, on behalf of the Company, delivered letters to Cadwalader asserting that certain actions taken by Hudson implicate provisions of Pennsylvania and federal securities laws. Hudson disagrees with the assertions in these letters and believes they constitute examples of the current Board taking measures to entrench itself and waste company resources. Hudson is seeking judicial relief regarding the questions of Pennsylvania law, and is not accepting revocable consents from the Company’s shareholders at this time.”

2.

The disclosure in the Definitive Solicitation Statement in the section “Consent Procedures” beginning on page 32 is supplemented by adding the following disclosure immediately after the disclosure which appears under the sub-heading “Revocation” on page 33:

“Litigation Relating to the Consent Solicitation

On November 15, 2019, Hudson Master Fund filed a lawsuit with the Court of Common Pleas of Chester County, Pennsylvania (the “Court”) to invalidate the Company’s Bylaw amendment of November 8, 2019 (the “Retroactive Bylaw Amendment”) that deprives Hudson, and every other shareholder of the Company, of the right to call or otherwise request a special meeting of the shareholders before the first annual meeting of shareholders that is held after November 8, 2019. In its lawsuit, Hudson asks the Court to (i) declare that the Retroactive Bylaw Amendment is invalid, (ii) enjoin the Board from enforcing the Retroactive Bylaw Amendment, and (iii) declare that Hudson’s consent solicitation can proceed without further interference.

On November 15, 2019 and November 18, 2019, Gibson, on behalf of the Company, delivered letters to Cadwalader asserting that certain actions taken by Hudson implicate provisions of Pennsylvania and federal securities laws. Hudson disagrees with the assertions in these letters and believes they constitute examples of the current Board taking measures to entrench itself and waste company resources. Hudson is seeking judicial relief regarding the questions of Pennsylvania law, and is not accepting revocable consents from the Company’s shareholders at this time.”

* * * * *

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to Hudson Executive’s solicitation of revocable consents to request a special meeting of shareholders (the “Special Meeting”) of USA Technologies, Inc. (the “Company”) and intended solicitation of proxies for the 2019 annual meeting of shareholders (the “Annual Meeting”) of the Company. In connection with these solicitations, Hudson Executive and certain of its affiliates have filed a definitive solicitation statement to solicit revocable consents to request the Special Meeting with the U.S. Securities and Exchange Commission (“SEC”) on November 15, 2019 and will file a proxy statement to solicit proxies from shareholders of the Company for use at the Company’s Annual Meeting. Hudson Executive will furnish to the shareholders of the Company the definitive solicitation statement, together with a BLUE consent card, and the definitive proxy statement, together with a GOLD proxy card. HUDSON EXECUTIVE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE DEFINITIVE SOLICITATION STATEMENT AND THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Such solicitation statement and any other relevant documents are available, and the proxy statement, when filed, will be available, at no charge on the SEC’s website at http://www.sec.gov and, without charge, on request from Hudson Executive’s solicitor, Innisfree M&A Incorporated (toll-free for shareholders at (888) 750-5834; collect for banks and brokers (212) 750-5833).

PARTICIPANT INFORMATION

Hudson Executive, HEC Management GP LLC, HEC Master Fund LP, HEC SPV IV LP, Lisa P. Baird, Douglas G. Bergeron, Douglas L. Braunstein, Jacob Lamm, Michael K. Passilla, Ellen Richey, Anne M. Smalling and Shannon S. Warren are “participants” under SEC rules in the solicitations. Information about each of the participants is set forth in the definitive solicitation statement and will be set forth in the proxy statement that Hudson Executive plans to file with the SEC. Except as set forth in the proxy statement and solicitation statement, no participant in the solicitations has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting or Special Meeting.

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